Pudong Private Placement	12 Months Ended
Jun. 30, 2016
Pudong Private Placement
Pudong Private Placement
17.	Pudong Private Placement

On January 20, 2015, we issued and sold securities to Pudong Science & Technology Investment (Cayman) Co. Ltd. (“Pudong Investment”) in accordance with that certain Securities Purchase Agreement with Pudong Science & Technology (Cayman) Co., Ltd. (“Pudong”). Prior to the closing, the Securities Purchase Agreement was amended (as amended, the “SPA”) and assigned by Pudong to its affiliate, Pudong Investment.

In connection with the closing, we sold to Pudong Investment 930,790 shares of Class A common stock at a price of $1.40 per share, which was adjusted from the initial per share purchase price of $1.62 pursuant to the terms of the SPA. We received gross cash proceeds from the issuance of the Class A common stock in the amount of approximately $1,303,000 and incurred costs of $180,946. We used the sale proceeds of the sale to provide working capital in support of its continued growth, particularly new product development, sales and marketing of its infrared product line, and capital expenditures related to the acquisition of new equipment.

Immediately following the issuance of the shares of Class A common stock pursuant to the SPA, Pudong Investment beneficially owned 14.9% of our outstanding shares of Class A common stock.

The shares of Class A common stock issued were exempt from the registration requirements of the Securities Act of 1933, as amended (the “Act”). The shares of Class A common stock are restricted securities that have not been registered under the Act and may not be offered or sold absent registration or applicable exemption from the registration requirements.